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                                                                   Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-86263, 333-62222, 333-106268, and 333-111806 on Form S-3, and in
Registration Statement Nos. 33-61093, 333-34433, 333-34435, 333-76138, and
333-76140 on Form S-8, of our report dated January 9, 2004 (May 18, 2004 as to
Note 14), appearing in this Annual Report on Form 10-K/A of Piedmont Natural Gas Company, Inc. for the year ended October 31, 2003.

/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
May 18, 2004